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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (2001 Employee Stock Purchase Plan) of Saucony, Inc. of our report dated February 26, 2001, relating to the financial statements and financial statement schedule, which report is included in the Saucony, Inc. Annual Report on Form 10-K for the year ended January 5, 2001.



                                            /s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
July 25, 2001